Henderson Global Funds US Growth Opportunities Fund	Summary Prospectus November 30, 2015

Class A Shares (HGRAX), Class C Shares (HGRCX), Class I Shares (HGRIX), Class R6 Shares (HGRRX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.henderson.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontactNA@henderson.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2015, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Henderson US Growth Opportunities Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 95–96 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 99 of the Statement of Additional Information.

Shareholder Fees	Class A	Class C	Class I	Class R6
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of offering price)	None (a)	1.00% (b)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as	Class A	Class C	Class I	Class R6
a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (c)	2.21%	2.89%	2.64%	2.64%
Acquired Fund Fees and Expenses (d)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.22%	4.65%	3.40%	3.40%
Fee Waiver and/or Expense Reimbursement (e)	(2.01)%	(2.69)%	(2.44)%	(2.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	0.96%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(c)
As a new share class as of November 30, 2015, “Other Expenses” for Class R6 Shares have been estimated based on amounts for the current fiscal year to reflect expenses expected to be incurred for its first year of operations.

(d)
Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the Fund’s investments in underlying investment companies. The current fiscal year estimates are based on the underlying fund holdings during the most recent fiscal period and use the net expense ratio in the most recent publicly available financial statements for each underlying fund. Fees and expenses of foreign investment companies may be calculated in a manner that differs from US investment companies. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses.

(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Distribution and/or Service (12b-1) Fees and Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses to 0.95% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 299	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$ 691	$ 936	$ 1,201	$ 3,110
Class C	$ 199	$ 615	$ 1,056	$ 3,780
Class I	$ 98	$ 305	$ 530	$ 2,685
Class R6	$ 98	$ 305	$ 530	$ 2,685

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of US companies.

The Fund seeks to invest primarily in common stocks of US companies of any market capitalization. In selecting stocks, the Fund uses bottom-up, fundamental analysis to identify companies with strong growth characteristics and experienced management. Security selection will be based upon an analysis of the earnings growth prospects of a company, the quality of a company’s management, and the unique competitive advantages of a company. The Fund’s bottom-up approach is supplemented with top-down considerations. The Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund generally sells a stock when, in the portfolio managers’ opinion, there is deterioration in the company’s fundamentals or if the security is no longer attractively valued. Investments may also be sold if the portfolio managers believe a higher conviction investment opportunity arises.

There is no limitation on the market capitalization range of companies in which the Fund may invest. The Fund may invest a significant portion of its assets in smaller and less seasoned issuers. The Fund may also, from time to time, invest in exchange-traded funds (“ETFs”). In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

• Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

• Focused Investment Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

• Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Growth Investing Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Growth securities may be more volatile than other securities because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor. In addition, growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price.

• Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

Performance

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to its benchmark index.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Geneva Capital Management is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Michelle Picard, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	W. Scott Priebe, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

•	Derek Pawlak, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in December 2014.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I and Class R6 shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party. (See “Description of Share Classes.) There is no minimum investment requirement for subsequent purchases of shares of the Fund.

You may purchase, redeem or exchange shares of the Fund on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may purchase, redeem or exchange Class A, Class C, Class I or Class R6 shares of the Fund through a financial adviser, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-advantaged account such as a qualified retirement plan. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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